Exhibit 99.1

Private & Confidential

The Directors

Barclays Bank PLC (“Barclays”)

5 The North Colonnade

London E14 4BB

The Directors

Kentmere No.1 plc (the “Issuer”)

Level 37

25 Canada Square

London E14 5LQ

The Directors

Barclays Bank PLC (the “Funding Provider”)

5 The North Colonnade

London E14 4BB

8 October 2019

Dear Ladies and Gentlemen

Report of factual findings relating to the potential acquisition of a portfolio of residential mortgages by a subsidiary of Barclays (the “Acquirer”) from Slate No.1 PLC (the “Acquisition”) and subsequent purchase of such residential mortgages by the Issuer and the issuance of Residential Mortgage Backed Securities (“RMBS”) (the “Securitisation”)

1.              This AUP report is produced in accordance with the terms of our agreement dated 20 August 2019 (together, the “engagement letter”) a copy of which is attached as Appendix 3.

2.              This AUP Repor   t is addressed to the directors of Barclays, to the directors of the Issuer, and to the Funding Provider solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Acquisition and the Securitisation.

3.              It is the responsibility of Barclays, the Issuer and the Funding Provider to determine whether the scope of the Services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

4.              We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT

T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525.  The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH.  PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

5.              Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 ‘Engagements to perform agreed-upon procedures regarding financial information’. Our procedures, as stated in our agreement, did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of assurance on the data provided to us. We do not express such assurance. Had we performed additional procedures or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.

6.              The procedures in this AUP Report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP Report may be used by a manager on the Securitisation to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP Report.

7.              You may include a copy of this AUP Report in the bible of transaction documents of the Securitisation prepared for the Issuer. You may also disclose the AUP Report directly to the rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do no acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, you may also include a copy of the AUP Report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

8.              Additionally, you may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR or otherwise. The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP Report.

9.              Our obligations in respect of this AUP Report are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of Barclays or otherwise. Nothing in this AUP Report, nor anything said or done in the course of or in connection with the Services, will extend any duty of care we may have in our capacity as auditors of any financial statements of Barclays.

10.       This AUP Report is solely for your use in connection with the purpose specified above and as set out in the engagement letter. No part of this AUP Report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully,

PricewaterhouseCoopers LLP

Chartered Accountants

London

8 October 2019

Appendix 1 to the AUP Report

1.                            We were provided with a file by Barclays on 15 August 2019 entitled “2019.06.30 Kentmere 1 BoE v2.xlsx” (the “Data File”), detailing account numbers and certain attributes for a pool of mortgage loans (the “loans”) as at 30 June 2019 (the “Cut-Off Date”), which we understand is the provisional portfolio for the Acquisition and the Securitisation — representing 14,445 loans with an aggregate current balance of £795,878,254.46.

2.                            We selected a random sample of 451 loans (the “Initial Selected Sample”) of loans from the Data File. The size of the total sample was based on statistical sampling techniques using the following criteria:

•                  99% confidence level;

•                  0% expected error rate;

•                  1% maximum error rate.

You have agreed the sample size of 451 loans as being sufficient and appropriate for the purposes of this engagement.

3.                            In addition, we selected a reserve sample of 30 loans (the “Reserve Sample”), to be used to replace loans in the Initial Selected Sample where either the Initial Selected Sample included multiple loans associated with the same mortgage account/property or where the loan had been repaid between the Cut-Off Date and the date of our testing.

4.                            26 loans from the Reserve Sample were used — 18 to replace loans where our Initial Selected Sample included multiple loans associated with the same mortgage account/property and 8 to replace redeemed loans. The 425 remaining loans from the Initial Selected Sample, together with the 26 loans from the Reserve Sample, represent the “Selected Sample”.

5.                            In addition, we were provided with the following file by Barclays:

•                  On 12 September 2019 entitled “Copy of Kentmere 1 — PWC Sample (names and addresses.xlsx” (the “Borrower Name and Address Data File”) detailing the names of the borrowers and the address of the security in the Selected Sample.

•                  On 29 August 2019, entitled “141111 — Sample 2 Red & Primary.xlsx” (together the “Reservoir Data File”) detailing the Flexible Loan Amount as at Cut-Off Date.

•                  On 3 October 2019, entitled “PropertyID and CustomerID.xlsx” (the “ID Data File”) detailing the Property ID and Borrower ID for the loans in the Selected Sample.

•                  On 3 October 2019, entitled “Scottish — Land Reg Validation.xlsx”, “England and Wales Registry Validation CHACONIA MORTGAGES LIMITED.xlsx”, “England and Wales Registry Validation Rose.xlsx” and “England and Wales Land Registry Validation Trillium.xlsx” (together the “Title Deed Data File”), detailing the property tenure and first charge of the loans in the Selected Sample. This file from downloaded from the Land Registry.

6.                            The term “Mortgage System” in each case refers to Case Management System and Phoebus.

7.                            The term “Mortgage File” in each case refers to scanned or hard copy documents in relation to a particular mortgage account or loan, including the relevant application form, initial and, if applicable, latest Offer Letter, Certificate of Title (“COT”), Report on Title (“ROT”), Request for Funds (“RFF”), Title Deeds, Valuation Report, Loan Assessment Form, Annual Mortgage Statement, Interest Rate Switch Document, Variation Agreement and any other scanned or hard copy documents relevant to the mortgage account provided to us by the servicer.

8.                            The term “Offer Letter” refers to a Mortgage Loan Agreement or other similar documents prepared by the originator which is addressed to the borrower(s).

9.                            The term “Title Deeds” refers to the Land Registry Title Deed accessed online from the HM Land Registry Direct (www.landregistrydirect.gov.uk), copies of such documents in the Mortgage File or equivalent sources or documents such as the Standard Security, Land Certificate or Charge Certificate obtained from the servicer with respect to Scottish properties, or a letter from a solicitor confirming that the title deeds are held.

10.                     The term “Valuation Report” includes:

•                  a valuation report  which indicates that the property has been visited;

•                  a “desktop valuation” which states that the property has not been inspected and ;

•                  a screen print of an AVM (automated valuation model) from Hometrack or Rightmove, or a DBA (Database Assessment) where the latest or estimated valuation input to the model, if any, may be a previous full or desktop valuation provided by the servicer or a valuation estimated by the applicant for the mortgage.

11.                     The term “Case Notes” refers to the “AWD History for Work Object” report from the Automated Work Distributor (“AWD”) that is used in mortgage processing to scan all documentation and write case notes, record credit scores etc.

12.                     When confirming the existence of signatures on source documents we performed no procedures to verify the integrity of the signature.

13.                     When agreeing data in the Data File back to Mortgage System, we performed no procedures to check the accuracy or integrity of the data in the Mortgage System, other than as explicitly stated below.

14.                     With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work:

15.                     There were 302 loans in our Selected Sample where one or more of the documents in the Mortgage File, required in one of our procedures below, were not available. The relevant tests below have therefore not been performed for these loans. A full breakdown of the missing documents is included in Appendix 2; in summary;

•                  161 loans where the Application Form was missing;

•                  154 loans where the COT, ROT and RFF were all missing;

•                  239 loans where evidence of the verification of income was missing;

•                  77 loans where the relevant Offer Letter was missing; and

•                  138 loans where the relevant Valuation Report was missing.

In relation to the missing documents noted above, the servicer informed us of the following:

Pepper UK Limited (“Pepper”) relied on the existing servicer to provide documentation and data at the time of migration. Pepper were not required to carry out any reconciliation or validation of the documentation to ensure its completeness. To date, any missing documents have not affected Pepper’s ability to carry out the servicing function for which it is contracted.

Data Field Testing:

Description of Agreed-Upon Procedure	Results

1)             Loan ID, Borrower ID, Property ID

a)             Compared the unique loan identifier shown in the “AR3” data field in the Data File to the Mortgage System.

b)             Compared the borrower identifier shown in the “AR7” data field in the ID Data File to the Mortgage System.

c)              Compared the property identifier shown in the “AR8” data field in the ID Data File to the Mortgage System

1a) No exceptions noted. 1b) No exceptions noted. 1c) No exceptions noted.

2)             Borrower Name

Compared the borrower(s)’ first name (or initials) and surname shown in the Borrower Name and Address Data File to the name(s) (or initials) appearing on the following:

a)             relevant Application Form or, if not available, Offer Letter;

2a) 1 exception noted:
	PwC Loan Ref	Per Data File	Per Testing
	185	Rxxxxx Exxxx and Lxxxx Exxxx	Pxxxx Bxxxx, Lxxxx Cxxxxxxxx

This test has not been performed for the 104 loans with both missing Application Form and missing Offer Letter.

b)             COT/ROT/Request for funds, Official Copy of Register Entries or Title Deed

The following tolerances have been applied in performing these procedures:

•                  Legal change of borrower(s)’s names (due to e.g. marriage/divorce/change of name) have not been counted as an exception, provided that there was evidence of such change recorded on the Mortgage File.

•                  Immaterial spelling mistakes (such as reversing initials or names) but only where there is no ambiguity raised about the identity of the borrower(s) have not been reported as an exception.

2b) No exceptions noted. This test has not been performed for the 88 loans with missing COT, ROT and RFF and Title Deeds.
3) Postcode Compared the out-code of the property shown on the “AR129” data field in the Data File to the Mortgage System.	3) No exceptions noted

4)             Security Address

Compared the property address (including house number and/or house name, street name, county and postcode) shown on the Borrower Name and Address Data File to the following:

a)             Offer Letter;

4a) One exception noted:
	PwC Loan Ref	Per Data File	Per Testing
	81	Axxxxxx, Sxxxxx Axxxxx, Bxxxxxxxx, CXXX XXX	Cxxxxxxxxx, Sxxxxx Axxxxx, Bxxxxxxxx, CXXX XXX

This test has not been performed for the 77 loans with missing Offer Letter.

b)             COT/ROT/RFF, Official Copy of Register Entries or Title Deed;

c)              Valuation Report or Hometrack AVM Report.

d)             Mortgage System

The following tolerances have been applied in performing these procedures:

•                  In the case of a new build property (as evidenced by the Mortgage System), differences in the property address, boundaries and/or postcode, have not been reported as an exception provided the out-code agreed and evidence of change in property address or boundaries was provided.

•                  Differences where the postcode has been amended due to Royal Mail boundary changes, as determined by reference to the “Address Finder” function on www.royalmail.com.

•                  In addition an item has not been reported as an exception if the Mortgage File indicated that the requirement for a

4b) No exceptions noted.

This test has not been performed for the 88 loans with missing COT, ROT and RFF and Title Deeds.

4c) No exceptions noted.

This test has not been performed for the 138 loans with missing Valuation Report.

4d) No exceptions noted.

valuation had been waived, or that a Database Assessment was acceptable, in line with lending policy (although we have not performed any procedures to assess the appropriateness of this conclusion).
5) Property Type Compared the property type shown in the data field “AR131” of the Data File to the Mortgage System.	5) No exceptions noted.
6) Property Tenure Compared the Property Tenure shown in the Mortgage system to the Title Deed Data File.

6) No exceptions noted.

For Scottish loans the servicer has informed us that tenure was not captured in the Mortgage System and therefore the relevant data file in the Mortgage System is blank. Accordingly we have not performed this test for the 55 loans in our sample that related to Scottish properties.

7)             Origination Date

Compared the Origination Date shown in the data field “AR55” of the Data File to the following:

a)             Mortgage System;

b)             Completion date on the COT/ROT/RFF or Registered Legal Charge.

We have not reported as an exception differences less than 2 months between the origination date shown in the data field

7a) No exceptions noted 7b) No exceptions noted.

“AR55” of the Data File and the “Date funds required date” on the COT/ROT or Registered Legal Charge.

For the avoidance of doubt, this test will only be performed where the loan was an initial advance.

This test has not been performed for the 88 loans with missing COT, ROT and RFF and Title Deeds.
8) Amount Advanced Compared the value shown in the data field “AR66” of the Data File to the following: a) Mortgage System; b) Offer Letter.	8a) No exceptions noted 8b) 29 exceptions noted:

When agreeing to the Mortgage System, we have not reported as an exception differences less than £500 for advances originated before April 2004.

We have not reported as an exception instances when there was evidence on the Mortgage System that the difference was due to a fee in relation to a loan that had a nil balance.

PwC Loan Ref	Per Data File	Per Testing
14	45,125	47,685
15	4,569	40,256
21	1	22,541
34	10,000	58,259
59	119,000	120,928
66	78,001	30,861
71	1	61750
85	10,000	33,250
87	4,475	14,200
140	1	35,000
156	1	25,000
161	15,000	23,275
184	276,250	292,593
188	8,000	10,000
196	5,216	27,500
198	119,225	120,022
204	2,725	16,350
205	38,770	39,352
278	267,750	250,000

279	1	41,000
283	1	170,299
322	1	39,750
325	10,000	55,000
330	62,800	61,829
341	44,573	46,598
374	1	25,000
375	1	10,000
383	6475	60,000
431	42328	43,836

This test has not been performed for the 77 loans with missing Offer Letter.

Servicer comment:

We note that the amount advanced per the Offer Letter within the Mortgage File does not agree to the amount advanced per the Data File. Given the passage of time, it is not clear from the Mortgage File whether or not this was the final Offer Letter associated with the loan. However, we note the following:

PwC Ref 15 — There is an Annual Mortgage Statement within the Mortgage File which shows the balance at £4,495.21 . This loan is a further advance taken out in 2003. Pre migration note on system dated 30/10/2003 for a further advance of £5,000 - which would have reduced with overpayments to the balance at migration.

PwC Ref 34 — There is a further advance application checklist and Application Form within the Mortgage File for £10,000.

PwC Ref 59 — There is an Application Form for loan amount £119,000 and COT showing £119,000 within the Mortgage File.

PwC Ref 85 — There is an Application Form for a further loan for £10,000 within the Mortgage File.

PwC Ref 184 — There is a COT within the Mortgage File that shows the funds released of £276,250.

PwC Ref 196 — There is a further advance Application Form within the Mortgage File for £5,000.

PwC Ref 204 — There is financial terms within the Mortgage File dated 01/11/1999 showing the amount of £2,725.

PwC Ref 278 — There is head office signed approval dated 23/07/1999 for completion release of £267,750.

PwC Ref 383 — There is a letter within the Mortgage File advising max lending of £6,475.

PwC Ref 21, 71, 140, 156, 279, 283, 322, 374, 375 — These loans were created on migration with a £1 transaction due to arrears balances held on the loans.

We note that we have not performed any procedures to validate these explanations above, provided by the servicer.

9) Loan Maturity Date Compared the date shown in the data field “AR56” of the Data File to the following:

a)             Mortgage System;

b)             Offer Letter

When agreeing to the Offer Letter, we have not reported as an exception when the difference was 16 weeks or less and there was evidence on the Mortgage System that the difference was due to a delayed completion.

We have not reported as an exception any differences between the Offer Letter and the Data File where there has been a change in term and this can be agreed to the Annual Mortgage Statement.

	9a) No exceptions noted. 9b) No exceptions noted. This test has not been performed for the 77 loans with missing Offer Letter.
10) Current Interest Rate Compared the Current Interest Rate shown in the data field “AR109” of the Data File to the following: a) Mortgage System; b) Offer Letter	10a) No exceptions noted 10b) 6 exceptions noted:

We have not reported as an exception any differences between the Data File and the Offer Letter where the change in interest rate was evidenced by an Interest Rate Switch Document.

We have not reported as an exception instances where the loan was that were originated by NRAM the Offer Letter states that the Interest Rate should be the SVR minus a loyalty discount of at least 0.25% the Data File shows a value of 4.94% (based on NRAM’s SVR as at Cut-Off Date of 5.19%).

	PwC Loan Ref	Per Data File	Per Testing
	6	2.84	4.99
	19	2.84	4.99
	22	1.79	5.19
	32	4.39	5.19

	112	5.99	3.15
	332	4.94	4.39

This test has not been performed for the 77 loans with missing Offer Letter.

Servicer comment:

For these exceptions, we relied on the existing servicer to provide documentation and data at the time of migration. Pepper were not required to carry out any reconciliation or validation of the documentation to ensure its completeness. To date, any missing documents have not affected Pepper’s ability to carry out the servicing function for which it is contracted.

We note that we have not performed any procedures to validate this explanation above, provided by the servicer.

11) Interest Rate Type Compared the Interest Rate Type shown in the data field “AR107” of the Data File to the following: a) Mortgage System;	11a) 5 exceptions noted:

PwC Loan Ref	Per Data File	Per Testing
4	Floating rate loan linked to Libor, Euribor, BoE reverting to the Bank’s standard variable rate (SVR), ECB reverting to Bank’s SVR	Floating rate for life (SVR)
14	Floating Rate loan (for life)	Fixed
75	Floating rate loan linked to Libor, Euribor, BoE reverting to the Bank’s standard variable rate (SVR), ECB reverting to Bank’s SVR	Floating rate for life (SVR)
316	Floating rate loan linked to Libor, Euribor, BoE reverting to the Bank’s standard variable rate (SVR), ECB reverting to Bank’s SVR	Floating rate for life (SVR)

	439	Floating rate loan linked to Libor, Euribor, BoE reverting to the Bank’s standard variable rate (SVR), ECB reverting to Bank’s SVR	Floating rate for life (SVR)

b) Offer Letter.	11b) Four exceptions noted:

We have not reported as an exception any differences between the Data File and the Offer Letter where the change in interest rate was evidenced by an Interest Rate Switch Document.	PwC Loan Ref	Per Data File	Per Testing
	4	Floating rate loan linked to Libor, Euribor, BoE reverting to the Bank’s standard variable rate (SVR), ECB reverting to Bank’s SVR	Floating rate for life (SVR)
	75	Floating rate loan linked to Libor, Euribor, BoE reverting to the Bank’s standard variable rate (SVR), ECB reverting to Bank’s SVR	Floating rate for life (SVR)

316	Floating rate loan linked to Libor, Euribor, BoE reverting to the Bank’s standard variable rate (SVR), ECB reverting to Bank’s SVR	Floating rate for life (SVR)
439	Floating rate loan linked to Libor, Euribor, BoE reverting to the Bank’s standard variable rate (SVR), ECB reverting to Bank’s SVR	Floating rate for life (SVR)

This test has not been performed for the 77 loans with missing Offer Letter.

Servicer comment:

For these exceptions, we relied on the existing servicer to provide documentation and data at the time of migration. Pepper were not required to carry out any reconciliation or validation of the documentation to ensure its completeness. To date, any missing documents have not affected Pepper’s ability to carry out the servicing function for which it is contracted.

We note that we have not performed any procedures to validate this explanation above, provided by the servicer.

12) Interest Rate Index

Compared the Interest Rate Index shown in the data field “AR108” of the Data File to Mortgage System.	12) No exceptions noted.

We have not reported as an exception any differences between the Data File and the Offer Letter where the interest rate switch was evidenced by an Interest Rate Switch Document.

13) Repayment Method

Compared the Repayment Type in the data field “AR69” of the Data File to the following:

a) Mortgage System;	13a) No exceptions noted.

b) Offer Letter.	13b) No exceptions noted.

We have not reported as an exception any differences between the Data File and the Offer Letter where there has been a repayment type conversion evidenced by a Variation Agreement.	This test has not been performed for the 77 loans with missing Offer Letter.

14) Interest Revision Date

Compared the Product Maturity Date in the data field “AR113” of the Data File to the following:
a) Mortgage System;	14a) No exceptions noted.

b) Offer Letter.	14b) No exceptions noted.

We have not recorded as an exception where the Interest Reversion Date was before the Cut-Off Date or where the Interest Reversion Date has expired (and therefore this data field is blank in the Data File).

This test has not been performed for the 77 loans with missing Offer Letter.

15) Original Valuation Date

Compared the Original Valuation Date in the data field “AR138” of the Data File to the following:

a) Mortgage System;	15a) No exceptions noted.

b) Original Valuation Report.	15b) 11 exceptions noted:

When agreeing to the Valuation Report, we have not reported as an exception when the Original Valuation Date in the data field “AR138” of the Data File was within (+/-) 16 weeks from the Valuation Date as per the Original Valuation Report.

	PwC Loan Ref	Per Data File	Per Testing
	24	26/02/2002	04/11/2004
	39	16/05/2006	12/12/2005
	41	05/11/2002	02/11/2000
	89	05/09/2007	23/06/2006
	94	10/03/2003	05/11/2002

111	26/07/2007	13/03/2007
213	21/11/2007	19/07/2007
253	15/02/2008	28/08/2007
282	10/04/2002	02/08/2005
295	14/10/2004	17/06/2004
326	22/09/2006	08/02/2008

This test has not been performed for the 138 loans with missing Valuation Report.

Servicer comment:

PwC Ref 213 — There is a letter within the Mortgage File referring to a new valuation report dated 23/07/2007.

For these exceptions, we relied on the existing servicer to provide documentation and data at the time of migration. Pepper were not required to carry out any reconciliation or validation of the documentation to ensure its completeness. To date, any missing documents have not affected Pepper’s ability to carry out the servicing function for which it is contracted.

	We note that we have not performed any procedures to validate thes explanations above, provided by the servicer.

16) Original Valuation Amount

Compared the Original Valuation Amount in the data field “AR136” of the Data File to the following:

a) Mortgage System;	16a) No exceptions noted.

b) Original Valuation Report.	16b) 11 exceptions noted:

	PwC Loan Ref	Per Data File	Per Testing
	24	200,000	320,000
	52	185,000	140,000
	204	61,808	27,250
	207	76,795	48,000
	230	169,000	68,000
	282	32,000	65,000
	326	154,965	179,000
	343	139,000	147,000
	402	215,338	200,950
	462	177,500	170,000
	463	42,667	32,000

	This test has not been performed for the 138 loans with missing Valuation Report.

	Servicer comment:

	For these exceptions, we relied on the existing servicer to provide documentation and data at the time of migration. Pepper were not required to carry out any reconciliation or validation of the documentation to ensure its completeness. To date, any missing documents have not affected Pepper’s ability to carry out the servicing function for which it is contracted.

We note that we have not performed any procedures to validate this explanations above, provided by the servicer.

17) Original Valuation Type	17) 2 exceptions noted:

Compared the Original Valuation Type in the data field “AR137” of the Data File to the Original Valuation Report.	PwC Loan Ref	Per Data File	Per Testing
	326	Full valuation	Desktop valuation
	446	No data	Full valuation

This test has not been performed for the 138 loans with missing Valuation Report.

18) Latest Valuation Date

Compared the Latest Valuation Date in the data field “AR145” of the Data File to the Mortgage System.	18) No exceptions noted.

19) Latest Valuation Amount

Compared the Latest Valuation Amount in the data field “AR143” of the Data File to the Mortgage System.	19) No exceptions noted.

20) Current Balance

Compared the Current Balance in the data field “AR67” of the Data File to the Mortgage System.

The servicer of the loans has informed us that the current balance in the data field “AR67” represents outstanding principal plus accrued interest as at the Cut Off Date. They have also informed us that as the Mortgage System is a live system, it is not possible to subsequently test a historic current balance.

We have therefore compared the current balance following the last transaction prior to the Cut-Off Date, as shown on the “Transaction History” screen of the Mortgage System (i.e. excluding interest accrual), to the value in the data field “AR67” of the Data File (i.e including interest accrual), applying a tolerance equal 1% of the current balance.

We have not reported an exception in instances where the difference identified from this test was greater than 1% of the current balance, but where the servicer was able to reconcile the difference based on interest on arrears and various fees. We have not performed any testing on the reconciliations performed by the servicer, or the appropriateness of the reconciling items identified.

20) No exceptions noted.

21) Contractual Monthly Subscription (CMS)

Compared the CMS in the data field “AR71” of the Data File to the Mortgage System.	21) No exceptions noted.

22) Flexible Loan Amount

Compared the Flexible Loan Amount in the data field “AR90” of the Data File to the Reservoir Data Files.	22) No exceptions noted.

23) Arrears Balance

Compared the Arrears Balance in the data field “AR169” of the Data File to the Mortgage System.	23) No exceptions noted.

We have not reported as an exception any differences noted that are below +/- 1%.

Also note that any credit balances shown in the system have been floored at zero at unitary account level and therefore have not been reported as an exception.

24) Borrower Income

For loans that are classified as Owner Occupied in the data field “AR130” of the Data File, we compared the Borrower Income in the data field “AR26” of the Data File to the Mortgage System.	24) No exceptions noted.

25) Income Verification

For loans that are classified as Owner Occupied in the data field “AR130” of the Data File, we checked if there were documents present in the Mortgage File evidencing the verification of income.	25) No exceptions noted in the Selected Sample.

At your request, we have also performed this test for an additional 8 loans, selected by you from the Data File, in addition to the loans in the Selected Sample.	This test has not been performed for the 239 loans with missing income verification documents.

For 4 loans tested in our Selected Sample, no documents evidencing the verification of income were present in the Mortgage File but the self-certified section of the Application

Form had been completed. We have not reported these as exceptions, as verification of income is not expected to be held on the Mortgage File.	One exception noted in the Additional Sample where we were unable to locate any income verification documents.

26) Borrower Employment Status

For loans that are classified as Owner Occupied in the data field “AR130” of the Data File, we compared the Borrower Employment Status in the data field “AR21” of the Data File to the Mortgage System.	26) 37 exceptions noted:
	PwC Loan Ref	Per Data File	Per Testing
	15	Employed or full loan is guaranteed	Retired
	48	Employed or full loan is guaranteed	Other
	54	Employed or full loan is guaranteed	Other
	62	Employed or full loan is guaranteed	Other
	85	Employed or full loan is guaranteed	Retired
	87	Employed or full loan is guaranteed	Retired
	88	Employed or full loan is guaranteed	Retired
	107	Employed or full loan is guaranteed	Other
	112	Employed or full loan is guaranteed	Retired

120	Employed or full loan is guaranteed	Other
123	Employed or full loan is guaranteed	Other
167	Employed or full loan is guaranteed	Retired
172	Employed or full loan is guaranteed	Other
202	Employed or full loan is guaranteed	Other
205	Employed or full loan is guaranteed	Other
206	Employed or full loan is guaranteed	Retired
215	Employed or full loan is guaranteed	Other
221	Employed or full loan is guaranteed	Other
239	Employed or full loan is guaranteed	Other
242	Employed or full loan is guaranteed	Retired
251	Employed or full loan is guaranteed	Retired
264	Employed or full loan is guaranteed	Retired

317	Employed or full loan is guaranteed	Other
324	Employed or full loan is guaranteed	Retired
327	Employed or full loan is guaranteed	Other
334	Employed or full loan is guaranteed	Other
344	Employed or full loan is guaranteed	Retired
346	Employed or full loan is guaranteed	Other
348	Employed or full loan is guaranteed	Other
355	Employed or full loan is guaranteed	Other
358	Employed or full loan is guaranteed	Other
365	Employed or full loan is guaranteed	Other
366	Employed or full loan is guaranteed	Other
373	Employed or full loan is guaranteed	Retired
386	Employed or full loan is guaranteed	Other

	401	Employed or full loan is guaranteed	Other
	408	Employed or full loan is guaranteed	Other

Servicer comment:

For these exceptions, we relied on the existing servicer to provide documentation and data at the time of migration. Pepper were not required to carry out any reconciliation or validation of the documentation to ensure its completeness. To date, any missing documents have not affected Pepper’s ability to carry out the servicing function for which it is contracted.

We note that we have not performed any procedures to validate this explanation above, provided by the servicer.

27) First Charge Status

Confirmed to the Title Deed Data File that Rose Mortgages Limited, Tulip Mortgages Limited or Chaconia Mortgages Limited holds the first charge over the loans in the Selected Sample.	27) No exceptions noted.
This test was not performed for one loan in the Selected Sample as the Title Deed Data File did not include this loans.
We have not reported as an exception any loans that were redeemed after the cut-off date therefore a Land Registry Title Deed was not available.

28) Months in Arrears

Compared the Months in Arrears shown in the data field “AR170” of the Data File to the Mortgage System.

We have not reported as an exception any loans when the months in arrears shown in the Mortgage System was rounded down to a whole number in the Data File.

28) No exceptions noted.

29) Signatures Checked that the following documents bore signatures or had been acknowledged electronically:

a) COT/ROT/RFF;	29a) No exceptions noted This test has not been performed for the 154 loans with missing COT, ROT and RFF.

b) relevant application form (where a non-electronic application form was used) or, in the case of a loan which is a further advance, a signed Offer Letter; and	29b) No exceptions noted. This test has not been performed for the 161 loans with missing Application Form.

c) original Valuation Report	29c) One exceptions noted:

	PwC Loan Ref	Per Data File	Per Testing
	456	Signed	No signature

This test has not been performed for the 138 loans with missing Valuation Report.

30) Originator Compared the Originator shown in the “AR5” data field of the Data File to the Mortgage System.	30) No exceptions noted.

Indexation testing:

16.       Barclays provided us, on 3 October 2019, with a data file entitled “2019.06.30 Kentmere 1 BoE - STRATS (w ILTV) - v6.xlsx” (the “ILTV Data File”), detailing the indexed LTV’s of the loans in the Data File.

17.       We downloaded the “Seasonally Adjusted Regional Quarterly Indices” (the “UK Nationwide index”) file from the Nationwide Building Society website (https://www.nationwide.co.uk/about/house-price-index/download-data#xtab:regional-quarterly-series-all-properties-data-available-from-1973-onwards).

18.       We recalculated the indexed valuation for each of the properties in the Data File, using the “AR8 Property Identifier” data field, by dividing the UK Nationwide index for the quarter and year in which the valuation was performed (by reference to the “AR145 Current Valuation Date” data field) with the value in the “AR143 Current Valuation Amount” data field, then multiplying the result by the UK Nationwide index as at Q2 2019, to give the “Property Indexed Valuation”.

19.       For each of the properties in the iLTV Data File, we:

o                 compared the Property Indexed Valuation with the “Indexed Valuation” data field; and

o                 recalculated the indexed LTV by dividing the sum of the value in the “AR67 Current Balance” data field of the Data File for each of the properties in the “AR8 Property Identifier” data field by the Property Indexed Valuation and compared the indexed LTD so calculated with the  “Indexed CLTV (Account Level)” data field without exception.

Appendix 2

Missing documents

PwC Ref	App Form	COT/ROT/RFF	Income doc	Offer Letter	Valuation Report
3				X
7			X
8	X	X	X		X
9	X
10		X	X		X
11			X
12	X	X	X		X
13	X		X
16	X
17	X		X
18			X
19			X
20			X
21			X
22	X		X
23	X	X	X		X
24		X	X
25	X	X	X		X
28	X		X
29	X		X
30	X	X	X	X	X
35			X
36	X		X
37	X		X
39	X		X
40	X	X			X
41	X	X	X	X
43	X		X
44	X	X	X	X	X
45	X	X	X	X	X
46	X		X
47	X	X	X	X	X
48		X		X

50		X	X
51			X
52	X
53	X	X	X		X
54				X
56	X		X	X	X
57	X		X
58			X
59			X
60	X	X	X	X	X
62	X	X
65		X
66		X	X		X
68			X
69	X	X	X		X
70			X
72	X		X
73			X
75					X
77	X	X	X		X
78				X
79	X
81	X	X	X
83	X	X	X	X
84	X	X	X		X
85		X
86			X
87			X
88			X
89	X		X
90			X
92			X
93			X
94			X
96	X		X		X
98	X
106	X	X	X
108		X	X	X	X
109	X		X
110			X

111	X		X
113	X	X	X	X
114	X	X	X	X
115	X	X	X	X	X
117	X	X	X	X	X
119			X
120	X
121				X
122	X	X	X
123	X	X	X	X	X
125	X	X	X	X	X
128			X
129	X		X
130		X	X	X	X
131			X
132	X	X	X	X	X
133			X
134	X	X	X		X
135			X
136	X	X	X		X
137	X	X	X	X	X
139			X
140			X
141	X	X	X	X	X
142	X	X	X	X	X
143	X	X	X	X	X
144	X	X	X		X
145				X
146			X
147		X		X	X
148					X
150	X	X	X		X
151			X
152	X		X
154		X	X		X
157		X	X
160	X
168	X	X	X		X
170	X	X	X
171		X			X

172	X	X	X	X	X
173	X	X	X	X	X
176		X
177			X
178			X
179		X	X		X
181	X	X	X	X	X
182			X		X
183	X				X
184	X		X
185			X	X	X
186	X	X	X	X	X
187	X		X		X
189	X		X		X
190			X		X
191					X
193					X
197			X
198	X	X	X		X
200	X	X	X	X	X
201	X	X	X	X	X
203	X	X	X		X
204			X
205	X	X	X		X
209	X		X		X
210	X	X	X	X	X
211	X	X	X	X	X
213	X		X
214	X	X	X		X
215	X	X	X	X	X
216		X
217	X	X	X	X	X
219	X	X	X		X
220	X	X	X		X
222		X
223	X	X	X	X	X
228	X	X	X	X	X
229		X	X		X
230		X
231			X

232	X	X	X		X
233	X
234			X
237			X
238	X		X
239	X	X	X		X
244			X
247		X	X
248	X		X
250		X	X
252	X		X
253	X	X	X
255			X
256			X
258					X
259	X		X
261	X		X
264	X	X	X	X	X
265	X	X	X	X	X
266	X	X	X	X	X
271			X
272		X
274		X	X
275		X
276		X	X
277		X
278		X
279			X
281			X
282		X	X
283	X	X	X		X
284			X
285	X	X	X		X
286					X
290	X		X
292	X	X	X		X
293	X	X	X	X	X
294		X
295		X	X
296	X		X

297	X	X	X		X
300	X	X	X	X	X
301			X
302			X
303		X	X		X
306			X
307					X
309	X	X	X	X	X
311		X	X		X
312	X	X	X		X
314		X			X
315			X		X
316	X	X	X
317	X	X	X		X
326	X	X	X
330	X		X		X
332	X	X	X		X
333		X
334	X	X	X		X
341			X		X
342		X	X		X
345	X		X
347		X
348		X	X	X
350	X		X
355				X
358	X	X	X	X	X
360			X		X
361			X
362			X
364			X
365	X	X
366	X			X
369					X
370			X
372					X
374			X
375	X	X	X		X
377	X	X	X	X	X
378			X

379			X		X
380	X	X	X		X
381			X
383					X
384	X	X	X	X	X
385	X	X	X	X	X
386	X	X	X	X	X
388	X	X	X	X	X
389	X		X		X
390		X	X
391			X
394	X	X	X	X	X
396		X			X
397				X
399		X			X
400	X		X
401	X	X	X	X	X
404	X	X			X
405	X	X	X		X
406	X	X	X	X	X
408	X	X	X	X	X
409	X	X	X	X	X
410	X		X	X
412	X	X	X		X
413	X	X	X		X
415			X
416			X
417		X	X
418	X	X	X	X	X
419			X
420	X	X	X		X
421	X	X	X
427	X		X		X
428	X	X	X	X	X
431		X			X
432		X
433	X
434	X	X	X	X	X
436	X	X	X		X
437		X

438	X		X
439	X	X	X		X
440		X
441	X	X	X		X
442		X
443	X	X	X		X
444	X		X		X
445			X		X
446			X
449		X
450				X
451	X	X	X		X
453		X
454	X		X		X
455			X	X
457	X	X	X	X
459			X		X
460	X		X	X
461	X		X	X	X
462			X
464	X		X
465				X
466				X
467			X	X
468	X	X	X		X
469			X	X
471	X
474	X	X	X	X	X
477		X		X	X
Total	161	154	239	77	138

Appendix 3

Engagement Letter

Private & Confidential

The Directors

Barclays Bank PLC (“Barclays”)

5 The North Colonnade

London E14 4BB

The Directors

Kentmere No. 1 plc (the “Issuer”)

Level 37

25 Canada Square

London E14 5LQ

The Directors

Barclays Bank PLC (the “Funding Provider”)

5 The North Colonnade

London E14 4BB

20 August 2019

Dear Ladies and Gentlemen

Agreed upon procedures relating to the potential acquisition of a portfolio of residential mortgages by a subsidiary of Barclays (the “Acquirer”) from SLATE No.1 PLC (the “Acquisition”) and subsequent purchase of such residential mortgages by the Issuer and the issuance of Residential Mortgage Backed Securities (“RMBS”) (the “Securitisation”)

The services

Thank you for engaging us to provide you with services (the “services”), on terms which are described in this letter, including the Schedules and the terms of business (version ToB 04/18, attached as Schedule 3). These together form the agreement between us.

Background and purpose

You have instructed us to provide the services set out in Schedule 1 ‘Provision of services relating to the Acquisition and the Securitisation’ and to produce a report (the “AUP Report”) detailing the procedures we have performed and our findings.

The AUP Report will be provided to assist you in performing the due diligence procedures that you believe appropriate to undertake, or procure to be undertaken, as part of the Acquisition and the Securitisation.

We understand that you may use an existing subsidiary of Barclays or form a new SPV (“Acquirer”) as the vehicle for undertaking the Acquisition. In that event the Acquirer will be responsible for its own

PricewaterhouseCoopers LLP, 7 More London Riverside, London SE1 2RT

T: +44 (0) 20 7583 5000, F: +44 (0) 20 7212 4652, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525.  The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH.  PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

decision to acquire the portfolio of residential mortgages and will wish to take into account the information contained in our AUP Report; accordingly, the Acquirer is likely to wish to become our client alongside you, reflecting the fact that our services will be supplied to and used by the Acquirer.  We have made provision at the end of this letter for the Acquirer, when it is identified or formed and subject to us receiving any evidence we require of its’ identity, its directors and ultimate beneficial owners, to sign a copy of this letter to indicate its acceptance of our terms.

The Funding Provider acknowledges that our obligations to them under this letter and any AUP Report issued under this letter will cease immediately on repayment of sums due to them lent under the debt financing used to acquire the portfolio of residential mortgages; we acknowledge that the Funding Provider’s obligations to us under this letter (other than your obligations of confidentiality) will also cease.

Provision of reports to other parties

Schedule 4 sets out which parties other than you may receive the draft or final deliverables and the related provisions.

Timetable and duration

We will endeavour to carry out our work in accordance with a timetable to be agreed between the parties to this engagement letter.

Staffing

Andrew Batty is the person in charge of providing the services to you, assisted by Marton Fenyo and such other staff as we believe are required. If we believe that it is necessary for us to change the named individual we will let you know.

Client contact

You have designated Vladislav Sukonnikov and Adam Owadally to be our primary contacts when delivering the services as people with the knowledge, experience and ability to make decisions in relation to the services and our recommendations.

Fees

Our fees will be calculated in accordance with the “Basis of fees” clause in the attached terms of business, unless alternative arrangements are agreed. Details of our fees will be set out in separate correspondence.

Use and distribution of the AUP Report

You may include a copy of the report in the bible of transaction documents of the Securitisation prepared for the Issuer.

Where required, the Acquirer may also include a copy of the AUP Report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no

2

duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

Additionally, Barclays may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database. We will provide separately to you and you may provide to any sponsor or underwriter of the securitisation that maintains a website (the “Rule 17g-5 website”) pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 C.F.R. 240.17g-5), or any nationally recognised statistical rating organisation (“NRSRO”) that requests it, an executed Form ABS Due Diligence 15-E, Certification of Provider of Third-party Due Diligence Services for Asset-Backed Securities (“Form ABS Due Diligence-15E”), using the form made available by the US Securities and Exchange Commission (“SEC”), to which the AUP Report will be appended. The executed Form ABS Due Diligence-15E will be provided to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations, pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. However, we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR, a Rule 17g-5 website or otherwise.

Our AUP Report may not be referred to in any other document (except that reference may be made to its existence in any contract or other communication between Barclays and/or the Issuer and/or the Funding Provider, and/or ourselves). However, should you wish to make a reference to the existence of an agreed upon procedures report in the prospectus relating to the Securitisation, you may do so using the following language (or alternative language subsequently agreed between you and us):

“Article 22(2) of Regulation (EU) 2017/2402 requires that: “A sample of the underlying exposures shall be subject to external verification prior to issuance of the securities resulting from the securitisation by an appropriate and independent party, including verification that the data disclosed in respect of the underlying exposures is accurate.” On 20 April 2018 the European Banking Authority issued draft guidance on the STS criteria for non-ABCP securitisation stating that, for the purposes of Article 22(2) of Regulation (EU) 2017/2402, confirmation that this verification has occurred should be included in the offering circular or in the transaction documentation and that the confirmation that the verification has occurred should indicate which parameters have been subject to the verification and the criteria that have been applied for determining the representative sample.

Accordingly, an independent third party has performed agreed upon procedures on a statistically sample randomly — TO BE TAILORED TO REFLECT TESTING PERFORMED; WORDING TO BE AGREED].

The third party undertaking the review has reported the factual findings to the parties to the engagement letter. The third party undertaking the review only accepts a duty of care to the parties to the engagement letters governing the performance of the agreed upon procedures and to the fullest extent permitted by law shall have no responsibility to anyone else in respect of the work it has performed or the reports it has produced save where terms are expressly agreed.”

Liability limitation

We draw your attention to clause 8 in the attached terms of business which amongst other things limit our total liability for all claims connected with the Services or the agreement, which we have agreed will be 3 times fees or £1,000,000, whichever is greater.

3

Amendments to the terms of business

The following amendments to the terms of business have been agreed between us:

•                  Clause 2.3 is replaced by “Liability to you alone - We accept no liability to anyone other than the addressees of the AUP Report, in connection with our services, unless otherwise agreed in writing. Barclays agrees to reimburse us for any liability (including legal costs) that we incur in connection with any claim arising from a knowing misrepresentation by the directors or management of the Barclays and any claim by anyone else in relation to the services which arises as a result of your unauthorised disclosure of the AUP Report to a third party.”

•                  For the purposes of Clauses 4 and 11.3 “you” means Barclays.

•                  Clause 8.7 is inserted to read “Notwithstanding the provisions of 13.3, your liability to us is several and not joint and several. Each of you will be liable to us for your own obligations under this agreement and not for breaches by any other.

•                  Clause 12.3 does not apply for the purposes of this engagement letter.

•                  Clause 13.3 is replaced by: “Your actions — Where you consist of more than one party, termination of the contract by one party will result in the termination of the contract by all parties. The provisions of this clause 13.3 do not relate to your liability to us which is expressly governed by clause 8.7 above.”

Additional provisions

Accessing PwC systems

In the course of the services, we may provide access to Barclay’s staff to PwC Connect. Barclays acknowledges that its people may be able to access PwC Connect from any web-enabled device. Barclays agrees that it is solely responsible for:

•                  providing details of those of your staff it believes should have access to PwC Connect and ensuring those people are aware of and agree to be bound by the conditions for access;

•                  notifying us by email to the designated PwC contact when such personnel leave or otherwise need their access terminated, and for periodically reviewing the access rights of your people to ensure that it remains appropriate; and

•                  checking that its people don’t post highly confidential information onto PwC Connect without encrypting it.

Confirmation of agreement

Please confirm your agreement to the terms of this engagement letter by signing the acknowledgement and acceptance and returning a copy of this letter to us.

4

Yours faithfully

/s/ Andrew Batty
Andrew Batty
For and on behalf of PricewaterhouseCoopers LLP

5

Acknowledgement and Acceptance

I accept the terms of the agreement on behalf of Barclays Bank PLC (“Barclays”)

/s/ Kashif Hussain
Signed

Kashif Hussain
Name

Director
Position

20/08/19
Date

I accept the terms of the agreement on behalf of Kentmere No.1 plc (the “Issuer”)

/s/ Aline Sternberg
Signed

Per Pro CSC Directors (No. 1) Limited
Name

Director
Position

20/08/2019
Date

6

I accept the terms of the agreement on behalf of Barclays Bank PLC (the “Funding Provider”)

/s/ Kashif Hussain
Signed

Kashif Hussain
Name

Director
Position

20/08/19
Date

In consideration for PricewaterhouseCoopers LLP agreeing to assume a duty of care towards the Acquirer, and allowing the Acquirer to take the benefits of the contract, the Acquirer agrees to become a party to the contract.

Signed

Name

Position

Date

7

Schedule 1

Provision of services relating to the Acquisition and the Securitisation

This schedule sets out the scope of the specific Services that we anticipate providing under the engagement letter dated 20 August 2019. Any terms contained within this schedule apply only to the services specified in this schedule.

The Services

We will perform the limited scope procedures and provide you with a report (the “AUP Report”) detailing the procedures that we have performed and our findings. The limited scope procedures we will perform are set out in the attached pro-forma AUP Report. During the course of our work a variation may be necessary in the scope of the procedures or source documents subject to our procedures. We will discuss such changes with you and reflect the revised procedures in the draft AUP Report in Schedule 2.

We will perform our work in accordance with the International Standard on Related Services (ISRS) 4400 ‘Engagements to perform agreed-upon procedures regarding financial information.’

Your responsibilities

It is your responsibility to determine whether the scope of the Services is sufficient for your purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries you undertake.

Limitations

The AUP Report will not include a description of the accounting systems or the processes for generating and maintaining the documents examined and other accounting records. Nor will it include an evaluation of the findings.

The procedures we perform under this engagement letter will not constitute an audit or review made in accordance with any generally accepted auditing standards and, consequently, no assurance will be expressed. Furthermore, they will not necessarily reveal matters of significance with respect to any material misstatement, misrepresentation or fraud in relation to the information provided to us.

Our obligations under this engagement letter are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of Barclays or otherwise. Nothing in this engagement letter, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have (or may have had) in our capacity as auditors of any financial statements of Barclays.

Our work and findings shall not in any way constitute advice or recommendations (and we accept no liability in relation to any advice or recommendations) regarding any commercial decisions associated with the Acquisition or the Securitisation. We do not consider that the Services amount to regulated activities for the purposes of the Financial Services and Markets Act 2000 (as amended).

8

Any AUP Report issued pursuant to this engagement letter will not have been provided in accordance with the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. In the event that any manager on the Securitisation uses the AUP Report to establish a due diligence defence under Section 11 of the US Securities Act or a defence analogous to the due diligence defence available under such section, we accept no responsibility for, and express no view as to, the effectiveness of such use of the AUP Report.

9

Schedule 2

Draft AUP Report

This draft is furnished solely for the purpose of indicating the procedures agreed upon and the form of the AUP Report that we would expect to be able to furnish. Based on our discussions with you, it is our understanding that the procedures outlined in this draft report are those you wish us to follow. Unless we are informed otherwise, we will assume that there are no additional procedures you wish us to follow. The text of the report itself will depend, of course, on the results of the procedures.

The Directors

Barclays Bank PLC (“Barclays”)

5 The North Colonnade

London E14 4BB

The Directors

Kentmere No. 1 plc (the “Issuer”)

Level 37

25 Canada Square

London E14 5LQ

The Directors

[•] (the “Acquirer”)

[•]

[Barclays Bank PLC (the “Funding Provider”)

5 The North Colonnade

London E14 4BB]

OR, if the letters in Schedules 4 and 5 have been executed:

[Barclays Bank PLC (the “Arranger” and the “Lead Manager”)

5 The North Colonnade

London E14 4BB

And the Other Managers (as listed in the Engagement Letter (as defined below)]

[•] 2019

Dear Ladies and Gentlemen

Report of factual findings relating to the potential acquisition of a portfolio of residential mortgages by a subsidiary of Barclays (the “Acquirer”) from SLATE No.1 PLC (the

10

“Acquisition”) and subsequent purchase of such residential mortgages by the Issuer and the issuance of Residential Mortgage Backed Securities (“RMBS”) (the “Securitisation”)

1.                  This AUP report is produced in accordance the terms of our agreement dated [•] 2019, amended by the assumption of duty letter dated 20 August 2019 (together, the “engagement letter”), a copy of which is attached as Appendix 2.

2.                  This AUP Report is addressed to the directors of Barclays, to the directors of the Issuer, to the directors of the Acquirer and to the Funding Provider solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Acquisition and the Securitisation.

3.                  It is the responsibility of Barclays, the Issuer, the Acquirer and the Funding Provider to determine whether the scope of the Services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

4.                  We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

5.                  Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 ‘Engagements to perform agreed-upon procedures regarding financial information. Our procedures, as stated in our agreement, did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of assurance on the data provided to us. We do not express such assurance. Had we performed additional procedures or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.

6.                  The procedures in this AUP Report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP Report may be used by a manager on the Securitisation to establish a due diligence defence under  Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP Report.

7.                  You may include a copy of this AUP Report in the bible of transaction documents of the Securitisation prepared for the Issuer. You may also disclose the AUP Report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, you may also include a copy of the AUP Report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

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8.                  Additionally, you may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR or otherwise.  The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report.  We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP Report.

9.                  Our obligations in respect of this AUP Report are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of Barclays or otherwise. Nothing in this report, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have in our capacity as auditors of any financial statements of Barclays.

10.           This AUP Report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully

PricewaterhouseCoopers LLP

Chartered Accountants

London

[•] 2019

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Appendix 1 to the AUP Report

1.                                      We were provided with a file by Barclays on 15 August 2019 entitled “2019.06.30 Kentmere 1 BoE.xlsx” (the “Data File”), detailing account numbers for the provisional portfolio of mortgages for the Acquisition and the Securitisation as at 30 June 2019 (the “Cut-Off Date”) — representing 14,445 loans with a current balance of £795,878,254.50.

2.                                      We selected a random sample of 451 loans (the “Initial Selected Sample”) from the Data File. The size of the total sample was based on statistical sampling techniques using the following criteria:

•            99% confidence level;

•            0% expected error rate;

•            1% maximum error rate.

You have agreed the sample size of 451 loans as being sufficient and appropriate for the purposes of this engagement.

3.                                      In addition, we selected a reserve sample of 25 loans (the “Reserve Sample”), to be used to replace loans in the Initial Selected Sample where the loan had been repaid between the Cut-Off Date and the date of our testing.  [None of the loans in the Reserve Sample were used. The [•] loans in the Initial Selected Sample therefore represent the “Selected Sample”.]

4.                                      The term “Mortgage System” in each case refers to [  ].

5.                                      [The term “Mortgage File” in each case refers to scanned or hard copy documents in relation to a particular mortgage account, including the relevant application form, initial and, if applicable, latest Offer Letter, Certificate of Title (“COT”), Report on Title (“ROT”), Title Deeds, Valuation Report, Loan Assessment Form and any other scanned or hard copy documents relevant to the mortgage account provided to us by the servicer.

6.                                      The term “Offer Letter” refers to a Mortgage Loan Agreement or other similar documents prepared by the originator which is addressed to the borrower(s).

7.                                      The term “Title Deeds” refers to the Land Registry Title Deed accessed online from the HM Land Registry Direct (www.landregistrydirect.gov.uk), copies of such documents in the Mortgage File or equivalent sources or documents such as the Standard Security, Land Certificate or Charge Certificate obtained from the servicer with respect to Scottish properties, or a letter from a solicitor confirming that the title deeds are held.

8.                                      The term “Valuation Report” refers to hard copy valuation reports and includes property assessments on MSP where the valuation report is keyed directly into the system:

•                  a valuation report  which indicates that the property has been visited;

•                  a “desktop valuation” which states that the property has not been inspected and ;

•                  a screen print of an AVM (automated valuation model) from Hometrack or Rightmove, or a DBA (Database Assessment) where the latest or estimated valuation input to the

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model, if any, may be a previous full or desktop valuation provided by the servicer or a valuation estimated by the applicant for the mortgage.

9.                                      The term “Case Notes” refers to the “AWD History for Work Object” report from the Automated Work Distributor (“AWD”) that is used in mortgage processing to scan all documentation and write case notes, record credit scores etc.]

10.                               When confirming the existence of signatures on source documents we performed no procedures to verify the integrity of the signature.

11.                               When agreeing data in the Data File back to Loan System, we performed no procedures to check the accuracy or integrity of the data in the Loan System, other than as explicitly stated below.

12.                               With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work:

Description of Agreed-Upon Procedure	Results
[Specific tests to be agreed via e-mail, but will be consistent with the usual scope for a UK residential mortgage securitisation]

Appendix 2 to the AUP Report

Engagement letter

Schedule 3: Terms of Business

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Terms of business

1	Introduction
2	Services
3	Your responsibilities
4	Fees
5	Confidentiality
6	Intellectual property rights
7	Data protection
8	Liability
9	PwC firms and subcontractors
10	Materials
11	Termination
12	Dispute resolution
13	General
14	Interpretation

1                               Introduction

1.1                     Terms — These terms apply to the services you have engaged us to provide under the attached engagement letter. If anything in the terms is inconsistent with the engagement letter, the terms take precedence, unless the engagement letter specifically amends any of them.

1.2                     Commencement — The agreement will start on the earlier of (i) the date of the engagement letter; and (ii) the commencement of the services.

2                               Services

2.1                     Services — We will perform the services described in the engagement letter with reasonable skill and care. You confirm that the scope is sufficient for your purpose. The services (including deliverables) are provided solely for you for the purpose set out in the engagement letter or the relevant deliverable.

2.2                     Deliverables — You may not disclose a deliverable or make the benefit of the services available to anyone else or refer to the contents of a deliverable or the findings of our work, except (i) as stated in the engagement letter, (ii) with our prior written consent on terms to be agreed, (iii) where required by law or regulation, or (iv) to your lawyers or group members as long as you tell them, in advance, that we accept no liability to them and that no onward disclosure may be made.

2.3                     Liability to you alone — We accept no liability to anyone, other than you, in connection with our services, unless otherwise agreed by us in writing. You agree to reimburse us for any liability (including legal costs) that we incur in connection with any claim by anyone else in relation to the services.

2.4                     Changes — Either we or you may request a change to the services or the agreement. A change will be effective only when agreed in writing.

2.5                     Extent of services — In performing the services, we will not (i) carry out an audit or other assurance engagement in accordance with applicable professional standards or (ii) attempt to detect or accept responsibility for detecting fraud or other wrongdoing.

2.6                     Oral advice and draft deliverables — You may rely only on our final written deliverables and not on oral advice or draft deliverables. If you wish to rely on something we have said to you, please let us know so that we may prepare a written deliverable on which you can rely.

2.7                     Deemed knowledge — In performing the services we will not be deemed to have information from other services.

3                               Your responsibilities

3.1                     Information — In order for us to advise you properly you will make sure that (i) any information we need is given to us by you, or anyone else working with or for you, and that all information given to us is (a) given promptly, (b) accurate and (c) complete; and (ii) any assumptions are appropriate. We will not verify any information given to us relating to the services.

3.2                     Your obligations — Our performance depends on you performing your obligations under the agreement. We are not liable for any loss arising from you not fulfilling your obligations.

4                               Fees

4.1                     Payment for services — You agree to pay us for our services. Any estimate we may give you is not binding.

4.2                     Basis of fees — Our fees may reflect not only time spent, but also such factors as complexity, urgency, inherent risks, use of techniques, know-how and research together with the level of skills and expertise required of the personnel needed to perform and review the services. Our fees may include any time spent travelling for the purpose of the services that cannot be used productively for other purposes.

4.3                     Expenses — You will pay any reasonable expenses that we incur in connection with the services.

4.4                     Taxes — You will also pay any taxes, including VAT, that are due in relation to our goods and services. You will pay us the full amount of any invoice, regardless of any deduction that you are required by law to make.

4.5                     Invoices and payment — We may invoice you on a monthly basis. All invoices are payable 14 days after the date on the invoice. If you do not pay an invoice within 30 days of the date of the invoice, we may charge you interest at the rate set by law.

5                               Confidentiality

5.1                     Confidential information — We and you agree to use the other’s confidential information only in relation to the services, and not to disclose it, except where required by law or regulation or by a professional body of which we are a member. However, we may give confidential information to other PwC firms, subcontractors and IT service providers as long as they are bound by confidentiality obligations, and to your advisers who are involved in this matter. Nothing in the agreement will restrict your ability to disclose our advice concerning the tax (including social security) treatment or tax structure of any transaction, regardless of any confidentiality markings on any communications.

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5.2                     Referring to you and the services — We may wish to refer to you and the services we have performed for you when marketing our services. You agree that we may do so, as long as we do not disclose your confidential information.

5.3                     Performing services for others — You agree that we may perform services for your competitors or other parties whose interests may conflict with yours, as long as we do not disclose your confidential information and we comply with our ethical obligations.

6                               Intellectual property rights

We will own the intellectual property rights in the deliverables and any materials created under the agreement, and you will have a non-exclusive, non-transferable licence to use the deliverables for your own internal purposes.

7                               Data protection

7.1                     Compliance — You and we will comply with applicable data protection legislation in relation to any personal data shared with us under the agreement.

7.2                     Provision of personal data — You will not provide us with personal data unless the agreement requires the use of it, or we request it from you. In respect of any personal data shared with us, we assume you have necessary authority for us to use and transfer it in accordance with the agreement, and that data subjects have been given necessary information regarding its use.

7.3                     Data processing — Where we act as a controller, we may process personal data for the purposes of any of: (i) providing the services; (ii) administering, managing and developing our business and services; (iii) security, quality and risk management activities (iv) providing you with information about us and our range of services; and (v) complying with any requirement of law, regulation or a professional body of which we are a member. Full details of how we use personal data can be found in our privacy statement at https://www.pwc.co.uk/who-we-are/privacy-statement.html.

7.4                     Data transfers — We may transfer personal data shared with us to other PwC firms, subcontractors and IT service providers in relation to any of the purposes set out in clause 7. Some of these recipients may be located outside the European Union. We will carry out such transfers only where we have a lawful basis to do so, including to a recipient who is: (i) in a country which provides an adequate level of protection for personal data; or (ii) under an agreement which covers the EU requirements for the transfer of personal data to processors outside the EU.

7.5                     Data processing service — where we act as processor in relation to your personal data, we will: (i) process it only on your lawful written instructions; (ii) implement appropriate measures designed to ensure its security, including by imposing confidentiality obligations on relevant personnel; (iii) transfer it only to sub-processors (as set out in our privacy statement) under a written contract which imposes obligations consistent with those in this clause 7.5 and you authorise us to transfer your personal data to them; (iv) provide you with reasonable assistance in carrying out any legally required data protection impact assessments, complying with the rights of data subjects and complying with your own data security obligations under applicable data protection legislation; (v) notify you without undue delay after becoming aware of a breach in respect of it; (vi) subject to clause 10.1, on your request either return or destroy it when the agreement ends; and (vii) on your written request, provide you with reasonable information necessary to demonstrate our compliance with this clause 7.5, which may include any available third party security audit reports.

8                               Liability

8.1                     Specific types of loss — You agree that we will not be liable for (i) loss or corruption of data from your systems, (ii) loss of profit, goodwill, business opportunity, anticipated savings or benefits or (iii) indirect or consequential loss.

8.2                     Our liability — You agree that our total liability (including interest) for all claims connected with the services or the agreement (including but not limited to negligence) is limited to 3 times the fees payable for the services (excluding VAT) or £1,000,000, whichever is the greater.

8.3                     Sharing of limit — Where we agree in writing to accept liability to more than one party, the limit on our liability in clause 8.2 will be shared between them, and it is up to those parties how they share it.

8.4                     Unlimited liability — Nothing in the agreement will limit a person’s liability for (i) death or personal injury caused by that person’s negligence, (ii) that person’s fraud or (iii) anything else that cannot by law be limited.

8.5                     No claims against individuals — You agree to bring any claim (including one in negligence) in connection with the services only against us, and not against any individual. Where our individuals are described as partners, they are acting as one of our members.

8.6                     Proportionality — If we are liable to you under the agreement, and another person would be liable to you in respect of the same loss (save for your contractual arrangements with them), then (i) the compensation payable by us to you in respect of that loss will be reduced; (ii) the reduction will take into account the extent of the responsibility of that other person for the loss; and (iii) in determining the extent of the responsibility of that other person for the loss, no account will be taken of (a) any limit or exclusion placed on the amount that person will pay or (b) any shortfall in recovery from that person (for whatever reason).

9                               PwC firms and subcontractors

9.1                     Subcontractors — We may use other PwC firms (each of which is a separate and independent legal entity) or subcontractors to provide the services. We remain solely responsible for the services.

9.2                     Restriction on claims — You agree not to bring any claim (including one in negligence) against another PwC firm (or its partners, members, directors or employees) or our subcontractors in connection with the services.

9.3                     Group members — You will ensure that no group member, including your subsidiaries, associated companies and any holding company (unless a party to the agreement), both while they are a group member and thereafter, brings any claim against any PwC firm (or its partners, members, directors or employees) or

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our subcontractors in respect of any liability relating to the services or the agreement.

10                        Materials

10.1              Policy — We may retain copies of all materials relevant to the services, including any materials given to us by you or on your behalf.

10.2              Release — We do not release materials which belong to us (including our working papers) unless we have specifically agreed to do so. We may require a release letter from the recipient as a condition of disclosure.

11                        Termination

11.1              Immediate notice — Either we or you may end the agreement immediately by giving written notice to the other if (i) the other materially breaches it and does not remedy the breach within 14 days, (ii) the other is or appears likely to be unable to pay its debts or becomes insolvent or (iii) the performance of it (including the application of any fee arrangements) may breach a legal or regulatory requirement. Where we provide you with SRA regulated legal services as set out in clause 13.6 you may end the agreement immediately by giving us written notice.

11.2              30 days’ notice — Either we or you may end the agreement on 30 days’ written notice.

11.3              Fees payable on termination — You agree to pay us for all services we perform up to the date of termination. Where there is a fixed fee for services, you agree to pay us for the services that we have performed on the basis of the time spent at our then current hourly rates, up to the amount of the fixed fee. Any contingent element of the fees will remain payable in accordance with the engagement letter. If a contingent fee cannot be paid for regulatory reasons, you agree to pay for the work carried out under the contingent fee arrangement on the basis of time spent, unless alternative arrangements have been agreed.

12                        Dispute resolution

12.1              Mediation — If a dispute arises, the parties will attempt to resolve it by discussion, negotiation and mediation before commencing legal proceedings.

12.2              Law and jurisdiction — The agreement and any dispute arising from it, whether contractual or non-contractual, will be governed by English law and be subject to the exclusive jurisdiction of the English courts.

12.3              Limitation period — Any claims must be brought no later than 2 years after the date the claimant should have been aware of the potential claim and, in any event, no later than 4 years after any alleged breach.

13                                  General

13.1              Matters beyond reasonable control — No party will be liable to another if it fails to meet its obligations due to matters beyond its reasonable control.

13.2              Entire agreement — The agreement forms the entire agreement between the parties in relation to the services. It replaces any earlier agreements, representations or discussions. Subject to clause 8.4, no party is liable to any other party (whether for negligence or otherwise) for a representation that is not in the agreement.

13.3              Your actions — Where you consist of more than one party, an act or omission of one party will be regarded as an act or omission of all.

13.4              Assignment — No party may transfer or deal with their rights or obligations under the agreement without prior written consent, but we may novate the agreement to a transferee of all or part of our business. This novation will take effect on written notice from us so that (i) the transferee will be substituted for us with effect from the date specified in the notice and we will no longer have any rights and obligations under the agreement except in respect of work performed prior to that date and (ii) the combined aggregated liability of us and the transferee will not exceed the limit of our liability before the novation took place. We may also transfer or deal with our rights in any unpaid invoice without notice.

13.5              Rights of third parties — Except as set out in clauses 8.5, 9.2 and 9.3, a person who is not a party to the agreement has no rights under the Contracts (Rights of Third Parties) Act 1999 (as may be amended) to enforce any term of the agreement. The PwC firms and individuals referred to in those clauses may enforce them in their own right. Their consent is not required to vary or rescind the agreement.

13.6              Regulated legal services — Unless otherwise stated in the engagement letter the services are not regulated by the Solicitors Regulation Authority (SRA). Where we do provide SRA regulated legal services these are conducted in accordance with the SRA Handbook.

13.7              Quality of service — If you are not satisfied with the services, or have suggestions for improvement, please contact either your engagement leader or Margaret Cole, the executive board member responsible for quality, who is located at our registered office. We will look carefully and promptly at any complaint. You may also contact the Institute of Chartered Accountants in England and Wales. In the case of SRA regulated legal services or the conduct of authorised lawyers, you may be able to ask the Legal Ombudsman to consider the complaint. Further details of our complaints procedure are available on request or at http://www.pwc.co.uk/who-we-are/provision-of-services.html.

13.8              Survival — Any clause that is meant to continue to apply after termination of the agreement will do so including, but not limited to, 2.3, 2.4, 2.6, 2.7, 4, 5, 6, 7, 8, 9, 11.3, 12, 13 and 14.

14                        Interpretation

In the agreement the following words and expressions have the meanings given to them below:

PwC firm — any entity or partnership within the worldwide network of PricewaterhouseCoopers firms and entities services — the services set out in the engagement letter

the agreement — these terms and the engagement letter to which they relate (including any schedules)

we, us or our — refers to PricewaterhouseCoopers LLP, a limited liability partnership incorporated in England (number OC303525) whose registered office is at 1 Embankment Place, London WC2N 6RH you, your — the party or parties to the agreement (excluding us)

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Schedule 4

Provision of reports to other parties

Provision of the report to other advisers in the Acquisition

We understand that you may wish to provide copies of our report to your other professional advisers, for the Acquisition and the Securitisation. We agree that you may do so, on the same basis as described in clause 2.2 (iv) of the attached terms of business.

Provision of the draft report to potential managers in the Securitisation

We understand that you may wish (i) copies of our draft report to be provided to potential managers in the Securitisation, and (ii) for us to assume a duty of care in respect of the final version of our report to those entities.

Our draft reports — acquisition and securitisation

If we agree that a draft report is appropriate for distribution and subject to the next paragraph, copies of our draft report may be provided:

(i)                                     by you to any entity who you have mandated, or you may mandate, to act as a manager in the Securitisation;

(ii)                                  by you and/or the entities in (i), to other managers in the Securitisation; and

(iii)                               by the entities in (i) and (ii), to their respective lawyers and other advisers.

You should take reasonable steps to ensure that each recipient understands (either directly from you or from those who are authorised to distribute the draft report) that:

(i)                                     no onward disclosure may be made, save where required by law or regulation;

(ii)                              they may use the draft report only for the purposes of the Securitisation respectively, and in the case of their lawyers and other advisers,  only for the purposes of providing advice to their client in relation to the Acquisition or the Securitisation respectively; and

(iii)                              we accept no liability to them.

You will not hold us responsible or liable for any consequences of providing any draft report to any party.

Our final report - securitisation

Managers in the Securitisation may wish to rely on the report in the context of the due diligence procedures they undertake in the context of the Securitisation. At the request of the Issuer or Barclays, the report may be provided to those managers provided that (i) we receive an acknowledgement from the Funding Provider that no debt financing used to acquire the portfolio of residential mortgages is

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outstanding (in the form of Schedule 5) and (ii) we execute a new assumption of duty letter (in the form of Schedule 6).

Provision of the report to others

We understand that you may wish to provide copies of our report to rating agencies rating the Securitisation, the PCS Label Board and the third-party firms providing STS verification services under the Regulation (UE) no 2017/2402 in relation to the Securitisation (together, the “recipient”).

We agree, for the purposes of clause 2.2 (i) of the attached terms of business, that the reports may be made available to the recipient, subject to us having agreed with the recipient a “hold harmless” letter.

You agree that we accept no liability (including liability for negligence) to you for any consequences of disclosing the reports, or giving explanations concerning the reports, to the recipient, including where the disclosure:

1.              affects the proposed Securitisation or any party’s interest in the proposed Securitisation;

2.              leads to a claim being brought against you; or

3.              results in the recipient or anyone else misusing your confidential information.

The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report.  We will not be responsible for any actions taken by the recipient or any other party other than those specified above as a result of receiving a copy of the AUP Report.

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Schedule 5

Form of repayment confirmation — on the Bank’s headed notepaper

PricewaterhouseCoopers

7 More London Riverside

London SE1 2RT

FAO Andrew Batty

[•] 2019

Dear Ladies and Gentlemen

Agreed upon procedures relating to the potential acquisition of a portfolio of residential mortgages by a subsidiary of Barclays (the “Acquirer”) from SLATE No.1 PLC (the “Acquisition”) and subsequent purchase of such residential mortgages by the Issuer and the issuance of Residential Mortgage Backed Securities (“RMBS”) (the “Securitisation”)

We refer to the engagement letter dated 20 August 2019 under which you agreed to owe us a duty of care in relation to an AUP Report you issued in connection with the Acquisition and Securitisation.

We confirm that no debt financing used to acquire the portfolio of residential mortgages is outstanding.

We acknowledge that your obligations to us under the engagement letter have terminated.  However, our obligations of confidentiality under the engagement letter will survive.

Yours faithfully

Barclays Bank PLC

5 The North Colonnade

London E14 4BB

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Schedule 6

Pro forma Assumption of Duty letter for the Arranger, Lead Manager and Other Managers

The Directors

Barclays Bank PLC (“Barclays”)

5 The North Colonnade

London E14 4BB

The Directors

Kentmere No. 1 plc (the “Issuer”)

Level 37

25 Canada Square

London E14 5LQ

The Directors

[  ] (the “Acquirer”)

[  ]

(together, the “client”)

Barclays Bank PLC (the “Arranger” and the “Lead Manager”)

5 The North Colonnade

London E14 4BB

and the Other Managers (as listed in Appendix 1)

[•] 2019

Dear Ladies and Gentlemen

Agreed upon procedures relating to the potential acquisition of a portfolio of residential mortgages by a subsidiary of Barclays (the “Acquirer”) from SLATE No.1 PLC (the “Acquisition”) and subsequent purchase of such residential mortgages by the Issuer and the issuance of Residential Mortgage Backed Securities (“RMBS”) (the “Securitisation”)

We refer to the engagement letter dated 20 August 2019 and attached terms of business (version ToB 04/18) under which we were engaged by the client to provide services. Together these form the agreement between us and the addressees of the engagement letter for the services.  We enclose a copy of the engagement letter.

We understand that the Arranger, the Lead Manager and the Other Managers wish to receive a copy of our final AUP Report dated [•] 2019 prepared under the engagement letter.

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We will release the AUP Report to the Arranger, the Lead Manager and the Other Managers and accept a duty of care to the Arranger, the Lead Manager and the Other Managers on the following terms:

1.                            The lead managers accept that:

1.1                     Except as listed in paragraph 1.4 below, references to “you” in the engagement letter apply also to the Arranger, the Lead Manager and the Other Managers;

1.2                     Clause 8.2 of the terms of business is amended such that the limit of our liability to the client, and the Arranger, the Lead Manager and the Other Managers will be £5,000,000 as payable for all claims (including but not limited to negligence).  That amount will be shared as agreed between the client and the Arranger, the Lead Manager and the Other Managers and any other party to whom we have assumed a duty of care in respect of our services and any related work product (including but not limited to the AUP Report);

1.3                     The AUP Report is confidential and no onward disclosure may be made except as set out in the engagement letter;

1.4                     Provisions of the engagement letter relating to the following will not apply to the Arranger, the Lead Manager and the Other Managers: (i) that you have engaged us to provide the services; (ii) the payment of our fees; and (iii) the provision of assistance and information.

1.5                     Further:

(i)                                    the AUP Report was prepared following discussions with the client, was solely for the purposes set out in the engagement letter and is subject to the scope and limitations stated in it. It is not appropriate for any other purpose;

(ii)                                 the AUP Report may place particular emphasis on issues relevant to the client at the time the AUP Report was produced and may take into account their views and information provided by them;

(iii)                              we will not update the AUP Report or notify the Joint Lead Managers and the Other Managers of any matters coming to our attention which affect any conclusions in the AUP Report; and

(iv)                             it is the lead managers’ responsibility to determine whether it is appropriate to rely on the AUP Report, given the lapse of time since the date of the AUP Report and any events and circumstances which may have occurred or information which may have come to light subsequent to the date of the AUP Report.

2.                            The client accepts that:

2.1                     it will not hold PwC responsible or liable for any consequences of providing the deliverable to the Arranger, the Lead Manager and the Other Managers; and

2.2                     our liability to it under the agreement is amended as set out in paragraph 1.2 above.

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Please confirm agreement to the contents of this letter by returning a signed copy of it to us. When received we will provide, or agree to the client providing you with a copy of the AUP Report.

Yours faithfully

Andrew Batty

For and on behalf of PricewaterhouseCoopers LLP

Appendix 1: Other Managers

[  ]

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Confirmation of Agreement to Terms

I accept the terms of the agreement on behalf of Barclays Bank PLC (“Barclays”)

Signed

Name

Position

Date

I accept the terms of the agreement on behalf of Kentmere No.1  plc (the “Issuer”)

/s/ Aline Sternberg
Signed

Per Pro CSC Directors (No. 1) Limited
Name

Director
Position

20/08/2018
Date

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I accept the terms of the agreement on behalf of [  ] plc (the “Acquirer”)

Signed

Name

Position

Date

I accept the contents of this letter for and on behalf of Barclays Bank PLC (the “Arranger” and the “Lead Manager”) and for and on behalf of the Other Managers

Signed

Name

Position

Date

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